UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2013

Apricus Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 300, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 222-8041

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 15, 2013, Apricus Biosciences, Inc. (the “Company”) and Wells Fargo Bank, N.A. (the “Rights Agent”) entered into an Amendment and Termination of Shareholder Rights Agreement (the “Amendment”) with respect to the Shareholder Rights Agreement dated as of March 22, 2011 by and between the Company and the Rights Agent (the “Rights Agreement”) (i.e., its poison pill), which terminated the Company’s poison pill.

The Amendment changes the definition of “Final Expiration Date” in the Rights Agreement from March 22, 2021 to May 15, 2013, such that, as of 5:00 p.m. New York time on May 15, 2013, the rights to purchase Series D Junior Participating Cumulative Preferred Stock (the “Series D Preferred Stock”) issued pursuant to the Rights Agreement (the “Rights”) expired and are no longer outstanding and the Rights Agreement terminated. The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is set forth as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Rights Agreement is described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 24, 2011, and such description is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

The information contained in Item 1.01 above is incorporated by reference into this Item 1.02.

Item 3.03.	Material Modification to Rights of Security Holders.

The information contained in Item 1.01 above is incorporated by reference into this Item 3.03.

After the expiration of the Rights and termination of the Rights Agreement, on May 15, 2013 the Company filed with the Nevada Secretary of State a Certificate of Withdrawal relating to the certificate of designation of the Series D Preferred Stock (the “Certificate of Withdrawal”), which has the effect of returning the authorized shares that were previously designated as Series D Preferred Stock to the status of authorized but unissued shares of the preferred stock of the Company, without designation as to series or rights, preferences, privileges or limitations. The foregoing summary of the Certificate of Withdrawal is qualified in its entirety by reference to the full text of the Certificate of Withdrawal, which is set forth as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in the second paragraph of Item 3.03 above is incorporated by reference into this Item 5.03.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter submitted to a vote at the Annual Meeting of Stockholders of the Company on May 15, 2013 (the “Annual Meeting”), as well as the number of votes cast with respect to each matter. For more information about these proposals, please refer to the Company’s proxy statement filed with the Securities and Exchange Commission on April 8, 2013.

The number of shares of common stock entitled to vote at the Annual Meeting was 30,342,513. The number of shares of common stock present or represented by valid proxy at the annual meeting was 24,230,850. All matters submitted to a binding vote of stockholders at the Annual Meeting were approved as described below.

The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to the matters voted upon at the Annual Meeting, are set forth below:

Proposal No. 1: Election of Directors

Election of Class I directors: Dr. Kleanthis G. Xanthopoulos, Ph.D. received 4,922,151 votes for and 5,390,467 votes withheld and Paul V. Maier received 5,971,855 votes for and 4,340,763 votes withheld. There were 13,918,232 broker non-votes regarding the election of directors.

Members of the Board of Directors (the “Board”) are elected by a plurality vote, and therefore both of the nominees were elected to serve as Class I directors. However, the Company’s Corporate Governance Guidelines contain a majority vote policy for director elections whereby a director nominee who, in an uncontested election, receives a greater number of votes “withheld” than votes “for” his or her election must submit to the Company’s secretary a letter of resignation, subject to Board acceptance.

        Pursuant to this policy, because Dr. Xanthopoulos received more votes “withheld” than votes “for” his election, he submitted his conditional offer of resignation to the Company. The Corporate Governance/Nominating Committee (with Dr. Xanthopoulos abstaining) considered the results of the shareholder vote including the recommendation of Institutional Shareholder Services, Inc. (ISS) to withhold votes from Dr. Xanthopoulos for the Company’s past failure to submit the adoption of the poison pill to a shareholder vote. Given the fact that the Company’s Board of Directors had previously decided to terminate the poison pill, coupled with Dr. Xanthopoulos’s considerable scientific expertise, strategic business experience , and his past and expected future contributions to the Company’s Board of Directors, the Committee recommended to the Board that Dr. Xanthopoulos’s offer of resignation not be accepted. Subsequently, the Company’s Board (with Dr. Xanthopoulos abstaining) decided to not accept his offer of resignation.

Proposal No. 2: Ratify Selection of Auditors

Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The results of the voting included 21,650,095 votes for, 2,210,916 votes against, and 369,839 votes abstained. There were no broker non-votes regarding this proposal.

Proposal No. 3: Conduct an Advisory (Non-Binding) Vote on Executive Compensation

Stockholders approved, on an advisory basis, the executive compensation paid to the Company’s named executive officers. The results of the voting included 5,086,596 votes for, 5,006,806 votes against and 219,216 votes abstained. There were 13,918,232 broker non-votes regarding this proposal.

Proposal No. 4: Conduct an Advisory (Non-Binding) Vote on the Frequency of Holding Future Advisory Votes on Executive Compensation

Stockholders approved, on an advisory basis, future advisory (non-binding) votes on executive compensation every year. The results of the voting included 6,305,057 votes for one year, 3,552,993 votes for two years, 253,024 votes for three years and 201,544 votes abstained. There were 13,918,232 broker non-votes regarding this proposal.

Based on the votes cast on this proposal, the Board has determined that future say-on-pay votes will be held every year.

Item 8.01.	Other Events.

On May 15, 2013, the Board approved an increase by 1,000,000 shares to the number of shares reserved for issuance under the Company’s 2012 Stock Long Term Incentive Plan (the “Plan”) pursuant to the Plan’s evergreen provision.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Withdrawal of Series D Junior Participating Cumulative Preferred Stock, dated May 15, 2013

4.1	Amendment and Termination of Shareholder Rights Agreement, dated May 15, 2013, by and between Apricus Biosciences, Inc. and Wells Fargo Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 16, 2013	Apricus Biosciences, Inc.

/s/ Randy Berholtz
	Name:	Randy Berholtz
	Title:	Executive Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Withdrawal of Series D Junior Participating Cumulative Preferred Stock, dated May 15, 2013

4.1	Amendment and Termination of Shareholder Rights Agreement, dated May 15, 2013, by and between Apricus Biosciences, Inc. and Wells Fargo Bank, N.A.

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